UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): September 22, 2025

NATIONAL HEALTH INVESTORS INC

(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129

(Address of principal executive offices) (Zip code)

(615) 890-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 26, 2025, National Health Investors, Inc. (the “Company”) completed an underwritten public offering of $350,000,000 aggregate principal amount of its 5.350% Senior Notes due 2033 (the “Notes”), which are fully and unconditionally guaranteed by the Guarantors (as defined below).

The terms of the Notes are governed by a base indenture, dated as of January 26, 2021, by and between the Company, as issuer, and Regions Bank, as trustee (the “Trustee”), as supplemented by a fourth supplemental indenture, dated as of September 26, 2025, by and among the Company, the Trustee, and the subsidiary guarantors set forth therein (the “Guarantors”).

The base indenture and the fourth supplemental indenture contain various restrictive covenants, including limitations on the Company’s ability to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the base indenture and the fourth supplemental indenture, including the form of the Notes and the guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The base indenture as supplemented by the fourth supplemental indenture is referred to herein collectively as the indenture. The foregoing description of the indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the indenture.

The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on March 15, 2023, as amended (Registration No. 333-270557), a base prospectus, dated as of March 15, 2023, included as part of the registration statement, and a prospectus supplement, dated as of September 22, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

The Notes and the guarantees are general senior unsecured obligations of the Company and each Guarantor, respectively, and rank equally in right of payment with all of such entities’ existing and future senior unsecured, unsubordinated indebtedness. The notes and the guarantees, however, are effectively subordinated to all of the Company’s and each Guarantor’s existing and future secured indebtedness, respectively (to the extent of the value of the collateral securing such indebtedness). The Notes are also structurally junior to any indebtedness and any preferred equity of the Company’s subsidiaries that do not guarantee the Notes and the guarantee of each Guarantor is structurally junior to any indebtedness and any preferred equity of such Guarantor’s subsidiaries that do not guarantee the Notes.

The Notes were offered at 98.903% of the principal amount thereof. The Notes will bear interest at a rate of 5.350% per year. Interest will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2026, until the maturity date of February 1, 2033.

The Company may redeem the Notes in whole or in part, at any time and from time to time, at the applicable make-whole redemption price specified in the indenture. If the Notes are redeemed on or after December 1, 2032 (two months prior to their maturity date), the redemption price will be equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The indenture provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Item 8.01.	Other Events.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 8.01.

On September 22, 2025, the Company and the Guarantors listed on Schedule B of the Underwriting Agreement entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, for the issuance and sale of the Notes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified by reference to the agreement itself, which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of September 22, 2025, between National Health Investors, Inc. and J.P. Morgan Securities LLC, BofA Securities, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as January 26, 2021, among National Health Investors, Inc. and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed January 26, 2021).

4.2	Fourth Supplemental Indenture dated as of September 26, 2025, among National Health Investors, Inc., Regions Bank, as trustee, and the subsidiary guarantors set forth therein.

4.3	Form of 5.350% Senior Notes due 2033 (included in Exhibit 4.2).

5.1	Opinion of Hogan Lovells US LLP.

5.2	Opinion of Dentons US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2	Consent of Dentons US LLP (included in Exhibit 5.2).

104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:	/s/ John L. Spaid
Name:	John L. Spaid
Title:	Principal Financial Officer

Date: September 26, 2025